Exhibit 10.2

JAMBA, INC.

NOTICE OF GRANT OF RESTRICTED STOCK UNITS

The Participant has been granted an award of Restricted Stock Units (the “Award”) pursuant to the Jamba, Inc. 2006 Employee, Director and Consultant Stock Plan (the “Plan”), each of which represents the right to receive on the applicable Settlement Date one (1) share of Common Stock of Jamba, Inc. (the “Company”), as follows:

Participant:	Employee ID:

Grant Date:

Number of Restricted Stock Units:	, subject to adjustment as provided by the Restricted Stock Units Agreement.

Settlement Date:	For each Restricted Stock Unit, except as otherwise provided by the Restricted Stock Units Agreement, the date on which such unit becomes a Vested Unit in accordance with the vesting schedule set forth below.

Vested Units:	Except as provided by the Restricted Stock Units Agreement and provided that the Participant’s Service has not terminated prior to the relevant date, the number of Vested Units shall cumulatively increase on each respective date set forth below by the number of units set forth opposite such date, as follows:

	Vesting Date	Number of Units Vesting

By their signatures below or by electronic acceptance or authentication in a form authorized by the Company, the Company and the Participant agree that the Award is governed by this Notice and by the provisions of the Plan and the Restricted Stock Units Agreement, both of which are made a part of this document. The Participant acknowledges that copies of the Plan, Restricted Stock Units Agreement and the prospectus for the Plan are available on the Company’s internal web site and may be viewed and printed by the Participant for attachment to the Participant’s copy of this Grant Notice. The Participant represents that the Participant has read and is familiar with the provisions of the Plan and Restricted Stock Units Agreement, and hereby accepts the Award subject to all of their terms and conditions.

JAMBA, INC.		PARTICIPANT

By:
Signature
Its:
Date
Address:	6475 Christie Avenue, Suite 150
	Emeryville, California 94608	Address

ATTACHMENTS:	2006 Employee, Director and Consultant Stock Plan, as amended to the Grant Date; Restricted Stock Units Agreement and Plan Prospectus